                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant                       (X)
Filed by a Party other than the Registrant    ( )

Check  the  appropriate  box:

( )  Preliminary  Proxy  Statement
( ) Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
(X)  Definitive  Proxy  Statement
( )  Definitive  Additional  Materials
( )  Soliciting  Material  Pursuant  to  Section  240.14a-11(c)  or  Section
     240.14a-12

                           BURRARD TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

(X)  No  fee  required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title  of  each  class  of  securities  to  which transaction applies:

     2)   Aggregate  number  of  securities  to  which  transaction  applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed  maximum  aggregate  value  of  transaction:

     5)   Total  fee  paid:

( )  Fee  paid  previously  with  preliminary  materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount  Previously  Paid:
     2)   Form,  Schedule  or  Registration  Statement  No.:
     3)   Filing  Party:
     4)   Date  Filed:

                           BURRARD TECHNOLOGIES, INC.
                             3, Avenue des Baumettes
                               Renens, Switzerland

                                                               March 8,  2002

Dear  Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Burrard Technologies, Inc., which will be held on March 25, 2001 at 11:00 a.m., (Local Time) at 340 Rule de la Gare, Pringy 74370 France.

Details of the business to be conducted at the annual meeting are given in the attached Notice of Special Meeting of Shareholders and Proxy Statement.

Whether or not you attend the special meeting it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date, and promptly return the enclosed proxy. If you decide to attend the annual meeting and vote in person, you will of course have that opportunity.

On behalf of the board of directors, I would like to express our appreciation for your continued interest in the affairs of Burrard Technologies, Inc.



                                        BY  ORDER  OF  THE  BOARD  OF  DIRECTORS
                                        Fernand  Leloroux
                                        President

                           BURRARD TECHNOLOGIES, INC.
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 MARCH 25, 2002


To  the  Shareholders:

Notice is hereby given that the special meeting of the holders of shares of common stock of Burrard Technologies, Inc., a Nevada corporation (the "Company") will be held at 340 Rue de la Gare, Pringy 74370, France on March 25, 2002, commencing at 11:00 a.m. (Local Time), for the following purposes:

To consider and act upon a proposal to amend and restate the Articles of Incorporation of the Company to change the Company's name to Blue Industries Inc.;

To consider and act upon a proposal to amend and restate the Articles of Incorporation of the Company to increase the number of authorized shares of the common stock of the Company to 50,000,000 shares;

To consider and act upon a proposal to amend and restate the Articles of Incorporation of the Company to provide for the authorization of 100,000,000 shares of preferred stock;

To consider and act upon such other business as may properly come before the Meeting or any adjournment thereof.

Only shareholders of record at the close of business on February 12, 2002 are entitled to notice of, and to vote at, this meeting.

                                        BY  ORDER  OF  THE  BOARD  OF  DIRECTORS
                                        OF  BURRARD  TECHNOLOGIES,  INC.

                                        /S/ Fernand  Leloroux
                                        Fernand  Leloroux,
                                        President

Geneva,  Switzerland
March 8,  2002




                                    IMPORTANT

Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE BURRARD TECHNOLOGIES, INC. THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

                           BURRARD TECHNOLOGIES, INC.
                             3, Avenue des Baumettes
                               Renens, Switzerland

                                 PROXY STATEMENT
                   FOR THE SPECIAL MEETING OF THE SHAREHOLDERS
                          TO BE HELD ON MARCH 25, 2002

NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES MADE HEREBY, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY ASSOCIATES OR ANY OTHER PERSON.

                               THE SPECIAL MEETING

GENERAL

This Proxy Statement is furnished in connection with the solicitation of Proxies by the board of directors of BURRARD TECHNOLOGIES, INC. for use at the Special Meeting of the Stockholders to be held on March 25, 2002 at 11:00 a.m. (Local
Time) at 340 Rue de la Gare, Pringy 74370, France, and at any adjournment thereof (the "Meeting"), for the following purposes:

To consider and act upon a proposal to amend and restate the Articles of Incorporation of the Company to change the Company's name to Blue Industries Inc.;

To consider and act upon a proposal to amend and restate the Articles of Incorporation of the Company to increase the number of authorized shares of the common stock of the Company to 50,000,000 shares;

To consider and act upon a proposal to amend and restate the Articles of Incorporation of the Company to provide for the authorization of 100,000,000 shares of preferred stock.

A copy of the proposed Amended and Restated Articles of Incorporation is attached to this proxy statement as Appendix A.

This Proxy Statement, the Notice of Meeting and the enclosed form of Proxy are expected to be mailed to stockholders on or about March 11, 2002.

THE  PROXY

The persons named in the form of Proxy as Proxy holders are Fernand Leloroux and Cyril Heitzler. The Board of Directors of the Company selected Fernand Leloroux and Cyril Heitzler as Proxy holders. Each of Fernand Leloroux and Cyril Heitzler currently serve as directors and executive officers of the Company.

VOTING  OF  PROXIES

All Proxies will be voted in accordance with the instructions of the stockholder. If no choice is specified, the Proxies will be voted FOR all of the proposals set forth in the accompanying Notice of Meeting and on the proxy card. In the discretion of the Proxy holders, the Proxies will also be voted for or against such other matters as may properly come before the Special Meeting. Management is not aware of any other matters to be presented for action at the Special Meeting.

Execution of a Proxy by a stockholder will not affect such stockholder's right to attend the Special Meeting and to vote in person. Any stockholder who executes a Proxy has a right to revoke it at any time before it is voted by: (a) advising the Company in writing of such revocation; (b)
executing a later-dated Proxy which is presented to us at or prior to the Special Meeting; or (c) appearing at the Special Meeting and voting in person. Attendance at the Meeting will not itself be deemed to revoke a Proxy unless the stockholder gives affirmative notice at the Meeting that the stockholder intends to revoke the proxy and vote in person.

RECORD  DATE  AND  SHARES  ENTITLED  TO  VOTE

The close of business on February 12, 2002 has been fixed as the record date (the "Record Date") for the determination of the stockholders entitled to notice of and to vote at the Special Meeting. Only holders of record as of the Record Date of shares of our common stock, $0.001 par value per share ("Common Stock") are entitled to notice of and to vote at the Special Meeting. Each share of Common Stock entitles the holder thereof to one vote per share on each matter presented to the stockholders for approval at the Special Meeting. On February 12, 2002, there were an aggregate of 17,662,000 shares of Common Stock outstanding and entitled to vote.

QUORUM

The required quorum for the transaction of business at the Special Meeting is one percent (1.0%) of the shares of Common Stock issued and outstanding on the Record Date, which shares must be present in person or represented by Proxy at the Special Meeting. Shares of Common stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the Special Meeting.

VOTES  REQUIRED

The affirmative vote of the holders of a majority of the Common Stock represented at the Meeting in person or by proxy is required for the amendment and restatement of the Company's Articles of Incorporation to change the Company's name to Blue Industries Inc., to increase the authorized number of Common Stock and to authorize one hundred million shares of Preferred Stock. Stockholders may vote in favor or against any of these proposals, or they may abstain. Abstentions will be counted for purposes of determining the presence or absence of a quorum and will have no effect on the vote with respect to the proposals listed in this paragraph.

Shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter will not be voted in favor of such matter and will not be counted as shares voting on such matter. Accordingly, broker non-votes, if any, will be counted for the purposes of determining the presence or absence of a quorum, but will have no effect on the approval of the amendment and restatement of the Company's Articles of Incorporation to change the Company's name to Blue Industries Inc., to increase the authorized number of Common Stock and to authorize one hundred million shares of Preferred Stock.

PROXY  SOLICITATION

In addition to the solicitation of proxies by the board of directors through use of the mails, proxies may also be solicited by the Company and its directors, officers and employees (who will receive no additional compensation therefor) by telephone, telegram, facsimile transmission or other electronic communication, and/or by personal interview. The cost of soliciting proxies will be borne by the Company, which will reimburse brokerage houses, custodians, nominees and fiduciaries for their expenses in forwarding proxy material to the beneficial owners of the Company's Common Stock. Solicitation will be made by mail, but may also be made by telephone by certain officers and employees of the Company without any additional compensation to them. The Company has spent approximately $5,000 in legal and other expenses in the preparation of this proxy statement and other expenses connected with the solicitation of security holders. It is anticipated that the Company will spend an additional $5,000 in solicitation of security holders before the meeting is held.

STOCKHOLDER  PROPOSALS

No proposals have been received from any shareholder to be considered at the Special Meeting.

CHANGE  IN  CONTROL

The Company completed the acquisition of Technocall SA, a Swiss corporation ("Technocall") on December 18, 2001. There has been a change of control of the Company as a result of the completion of this acquisition.

The Company issued an aggregate of 7,600,000 shares of the Company's common stock to the shareholders of Technocall in consideration for the acquisition of a 100% interest in Technocall. The issuance of shares to the shareholders of Technocall was in consideration of the transfer by the Technocall shareholders of their respective interests in Technocall, representing in aggregate all of the issued and outstanding shares of Technocall. Concurrent with the closing of this acquisition, Mr. William Robertson, the former president and a former director of the Company, and Mr. Nick Sirsiris, the former secretary and treasurer and a former director of the Company, surrendered to the Company an aggregate of 7,125,000 shares of the Company's common stock. As a result of these transactions, the number of shares of the Company's outstanding common stock increased from 17,187,000 shares to 17,662,000 shares.

Mr. Robertson and Mr. Sirsiris have resigned as officers of the Company. Mr. Fernand Leloroux was appointed as president of the Company in replacement of Mr. Robertson. Mr. Cyrill Heitzler was appointed as secretary in replacement of Mr. Sirsiris. Mr. Robertson and Mr. Sirsiris resigned as directors of the Company effective December 17, 2001. There was no disagreement between the Company and its former directors on any matter relating to the Company's operations, policies or practices.

As a consequence of the completion of the acquisition of Technocall, the surrender of stock by Mr. Robertson and Mr. Sirsiris and the changes in the board of directors and officers of the Company, there has been a change in control of the Company. The former shareholders of Technocall are now deemed to be in control of the Company.

CURRENT  EXECUTIVE  OFFICERS  AND  DIRECTORS

--------------------------------------------------------------------------------
           NAME                AGE            POSITION
--------------------------------------------------------------------------------
Mr. Fernand LeLoroux            63            Director and President

Mr. Cyril Heitzler              33            Director and Secretary
--------------------------------------------------------------------------------

Mr. Leloroux is currently the president of Technocall. Mr. Leloroux received his law degree from the National Insurance School of France in 1957. Mr. received his bachelor's degree in philosophy in 1953. Mr. Leloroux has been a director and the chief financial officer of Cartis Inc., a company involved in the treatment of water, since April 2001. Mr. Leloroux was one of the co-founders of International Business Trading SA, a Swiss company specializing in business, industrial and financial engineering, management and debt collection, company domicilation and the import and export of goods, in 1998. Mr. Leloroux has been involved in International Business Trading S.A. since 1998. Mr. Leloroux was one of the co-founders of R.M.J. Conseils S.A., a Swiss company specializing in insurance and reinsurance consulting services, in 1994. Mr. Leloroux was chairman of R.M.J. Conseils S.A. from 1994 to 1998.

Mr. Heitzler received his qualification in production engineering in 1991. Mr. Heitzler is currently the industrial director of Cartis Group Inc., a position that he has held since 2000. Mr. Heitzler was previously technical director of Cartis International Ltd. from 1998 to 2000 where he was involved in the design and pre-industrialization of water treatment stations. Mr. Heitzler was technical director of Tedeco Ltd., a company involved in the design of domestic water treatment stations, from 1995 to 1999. Mr. Heitzler was a manager for SARL CEFCA, a manufacturer of powders for Cartis, since 1997.

PRINCIPAL  SHAREHOLDERS  AND  HOLDINGS  OF  MANAGEMENT

The following table sets forth certain information concerning the number of shares of our common stock owned beneficially as of February 12, 2002 by: (i) each person (including any group) known to us to own more than five percent (5%) of any class of our voting securities, (ii) each of our officers and directors, and (iii) officers and directors as a group. Unless otherwise indicated, the shareholders listed possess sole voting and investment power with respect to the shares shown.


--------------------------------------------------------------------------------
                  Name and address           Number of Shares    Percentage  of
Title of class    of beneficial owner        of Common Stock     Common Stock(1)
--------------------------------------------------------------------------------

TECHNOCALL SHAREHOLDERS

Common Stock      Advanced Technologies         3,800,000 Shares         21.5%
                  Development Co. Ltd.
                  POB 472 and 504
                  50 Town Range, Gibraltar

Common Stock      Rocasoprane Ltd.              2,538,400 Shares         14.4%
                  Calle 55 El Cangrejo
                  Panama City
                  Republic of Panama

Common Stock      Axiom Investment BV           1,261,600 Shares          7.1%
                  Herengracht
                  45O Amsterdam
                  1077 - CA - Hollande

OFFICERS AND DIRECTORS

Common Stock      Fernand Leloroux               NIL shares               NIL%
                  President
                  28, Rue du Marche, Ch 1200

Common Stock      Cyril Heitzler                 NIL shares               NIL%
                  Secretary and Treasurer
                  28, Rue du Marche, Ch 1200

Common Stock      All Officers and Directors     NIL shares               NIL%
                  as a Group that consists of
                  2 persons.

--------------------------------------------------------------------------------

     (1) Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As of February 12, 2002, there were 17,662,000 shares of our common stock issued and outstanding.


                    APPROVAL OF AMENDMENT AND RESTATEMENT OF
                    THE COMPANY'S ARTICLES OF INCORPORATION TO
                      INCREASE THE AUTHORIZED COMMON STOCK,
              AUTHORIZE 100 MILLION SHARES OF PREFERRED STOCK, AND
                         CHANGE THE NAME OF THE COMPANY


GENERAL

On February 11, 2002, the Board of Directors approved an Amended and Restated Articles of Incorporation of the Company (the "Restated Certificate") providing for: (a) the increase in the authorized common stock of the Company to 50,000,000 shares of common stock (the "Common Stock); (b) the authorization of 100,000,000 shares of preferred stock, $0.001 par value (the "Preferred Stock"); and (c) the change of the Company's name to Blue Industries Inc. The Board of Directors has determined that the Restated Certificate is advisable and directed that the Restated Certificate be submitted for approval by the shareholders of the Company. The full text of the Restated Certificate, if amended as proposed, will be substantially in the form attached hereto as Appendix A. These changes are each the subject of a separate vote of the shareholders and thus the shareholders can vote in favor of one or more of the proposed amendments and against the others.

COMMON  STOCK

The Board of Directors has determined that it would be in the best interests of the Company to amend its Articles of Incorporation to increase the number of authorized shares of Common Stock from 25,000,000 shares to 50,000,000 shares. Each additional share of Common Stock will have the same rights and privileges as each share of currently authorized Common Stock. The Board of Directors believes it is in the best interests of the Company to increase the number of authorized shares in order to give the Company greater flexibility in considering and planning for future business needs. The shares will be available for issuance by the Board of Directors for proper corporate purposes, including but not limited to, stock dividends, stock splits, acquisitions, financings and compensation plans. The issuance of additional shares of common stock could have the effect of diluting earnings per share, voting power and shareholdings of stockholders. It could also have the effect of making it more difficult for a third party to acquire control of the Company. Other than in connection with the Company's existing employee stock option plans, the Company has no present intent to issue any shares of Common Stock. The Company anticipates issuing additional shares of Common Stock in connection with future financings with the Company and in connection with a possible acquisition by the Company of Cartis, Inc. The Company presently does not have any agreement or other arrangement for any financing involving the issuance of shares of Common Stock. The Company presently has not entered into any agreement for the acquisition of Cartis, Inc. and there is no assurance that this acquisition will be consummated. Current stockholders do not have preemptive rights to subscribe for, purchase or reserve any shares of the authorized capital stock of the Company.

PREFERRED  STOCK

If the shareholders authorize the creation of 100,000,000 shares of Preferred Stock, the Board would be empowered, with no need for further shareholder approval, to issue Preferred Stock in one or more series, and with such dividend rates and rights, liquidation preferences, voting rights, conversion rights, rights and terms of redemption and other rights, preferences, and privileges as determined by the Board.

The Board of Directors has determined that it would be in the best interests of the Company to amend its Articles of Incorporation to authorize the issuance of Preferred Stock in order to facilitate corporate financing and other plans of the Company, which are intended to foster its growth and flexibility. The Board of Directors believes that the proposed amendment to the Articles of Incorporation will assist the Company in achieving its business objectives by making financing easier to obtain.

Authorizing a new class of 100,000,000 shares of Preferred Stock will give the Board greater flexibility in connection with the Company's future financing requirements and other corporate purposes. The Board believes that the complexity of modern business financing and possible future transactions require greater flexibility in the Company's capital structure than currently exists. If approved, this proposal would permit the Board to issue Preferred Stock from time to time for any proper corporate purpose including acquisitions of other businesses or properties and the raising of additional capital. Shares of Preferred Stock could be issued publicly or privately, in one or more series, and each series of Preferred Stock could rank senior to the Common Stock of the Company with respect to dividends and liquidation rights. The Company does not presently have any plans, agreements, understandings or arrangements that will, or could result in, the issuance of any Preferred Stock approved pursuant to this proposal.

POSSIBLE  EFFECTS  OF  AMENDMENT  REGARDING  PREFERRED  STOCK

Even though not intended by the Board, the possible overall effect of the amendment on the holders of Common Stock (the "Common Stock holders") may include the dilution of their ownership interests in the Company, the continuation of the current management of the Company, prevention of mergers with or business combinations by the Company and the discouragement of possible tender offers for shares of Common Stock.

Upon the conversion into Common Stock of shares of Preferred Stock issued with conversion rights, if any, the Common Stockholders' voting power and percentage ownership of the Company would be diluted and such issuances could have an adverse effect on the market price of the Common Stock. Additionally, the issuance of shares of Preferred Stock with certain rights, preferences and privileges senior to those held by the Common Stock could diminish the Common Stock holders' rights to receive dividends if declared by the Board and to receive payments upon the liquidation of the Company.

If shares of Preferred Stock are issued, approval by such shares, voting as a separate class, could be required prior to certain mergers with or business combinations by the Company. These factors could discourage attempts to purchase control of the Company even if such change in control may be beneficial to the Common Stock holders. Moreover, the issuance of Preferred Stock having general voting rights together with the Common Stock to persons friendly to the Board could make it more difficult to remove incumbent management and directors from office even if such changes would be favorable to shareholders generally.

If shares of Preferred Stock are issued with conversion rights, the attractiveness of the Company to a potential tender offeror for the Common Stock may be diminished. The purchase of the additional shares of Common Stock or Preferred Stock necessary to gain control of the Company may increase the cost to a potential tender offeror and prevent the tender offer from being made even though such offer may have been desirable to many of the Common Stock holders.

The ability of the Board, without any additional shareholder approval, to issue shares of Preferred Stock with such rights, preferences, privileges and restrictions as determined by the Board could be employed as an anti-takeover device. The amendment is not intended for that purpose and is not proposed in response to any specific takeover threat known to the Board. Furthermore, this proposal is not part of any plan by the Board to adopt anti-takeover devices and the Board currently has no present intention of proposing anti-takeover measures in the near future. In addition, any such issuance of Preferred Stock in the takeover context would be subject to compliance by the Board with applicable principles of fiduciary duty.

The Board believes that the financial flexibility offered by the amendment outweighs any of its disadvantages. To the extent the proposal may have anti-takeover effects, the proposal may encourage persons seeking to acquire the Company to negotiate directly with the Board, enabling the Board to consider the proposed transaction in a non-disruptive atmosphere and to discharge effectively its obligation to act on the proposed transaction in a manner that best serves all the shareholders' interests. It is also the Board's view that the existence of the Preferred Stock should not discourage anyone from proposing a merger or other transaction at a price reflective of the true value of the Company and which is in the interests of its shareholders.

CHANGE  OF  NAME  TO  BLUE  INDUSTRIES  INC.

The Board of Directors have approved the change of the Company's name to Blue Industries Inc. as part of the Restated Certificate approved by the Board of Directors, subject to the approval of the shareholders of the Company. The Board of Directors considers that it is necessary to change the Company's corporate name such that the Company's corporate name is more reflective of its current water purification technology business activities conducted through Technocall SA, its wholly owned subsidiary.

EFFECTIVENESS  OF  RESTATED  CERTIFICATE

If the Restated Certificate is approved by the Company's shareholders, such Restated Certificate will become effective upon the filing by the Company with the Secretary of the State of Nevada, which is expected to be accomplished as soon as practicable after shareholder approval is obtained.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE AMENDMENT AND RESTATEMENT OF THE ARTICLES OF INCORPORATION WITH ALL THE CHANGES DESCRIBED HEREIN. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.


                           FORWARD-LOOKING STATEMENTS

This proxy statement includes statements that are not historical facts. These statements are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and are based, among other things, on the Company's current plans and expectations relating to expectations of anticipated growth in the future and future success under various circumstances. As such, these forward-looking statements involve uncertainty and risk.

Other factors and assumptions not identified above could also cause the actual results to differ materially from those set forth in any forward-looking statement. The Company does not undertake any obligation to update the forward-looking statements contained in this proxy statement to reflect actual results, changes in assumptions, or changes in other factors affecting these forward-looking statements.

                       WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. The Company files reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at www.sec.gov, that contains reports, proxy statements and other information regarding companies and individuals that file electronically with the SEC.


By  Order  of  the  Board  of  Directors  of  Burrard  Technologies,  Inc.



/S/ Fernand  Leloroux
Fernand  Leloroux
President


Geneva  Switzerland
March 8,  2002

                                   APPENDIX A

                      Restated  Articles  of  Incorporation         Filing  fee:
                              (PURSUANT TO NRS 78)                   Receipt  #:
                                 STATE OF NEVADA
                                Secretary of State



(For filing office use)                                  (For filing office use)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   IMPORTANT:  Read instructions on reverse side before completing this form.
                         TYPE OR PRINT (BLACK INK ONLY)


                                    ARTICLE 1
                                    ---------
                                      NAME
                                      ----

The  name  of  the  corporation  is:     BLUE  INDUSTRIES  INC.
                                         ----------------------


                                    ARTICLE 2
                                    ---------
             NUMBER OF SHARES THE CORPORATION IS AUTHORIZED TO ISSUE
             -------------------------------------------------------

The aggregate number of shares that the Corporation will have authority to issue is One Hundred Fifty Million (150,000,000) shares, of which Fifty Million (50,000,000) shares will be common stock, with a par value of $0.001 per share, and One Hundred Million (100,000,000) shares will be preferred stock, with a par value of $0.001 per share.

The Preferred Stock may be divided into and issued in series. The Board of Directors of the Corporation is authorized to divide the authorized shares of Preferred Stock into one or more series, each of which shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. The Board of Directors of the Corporation is authorized, within any limitations prescribed by law and this Article, to fix and determine the designations, rights, qualifications, preferences, limitations and terms of the shares of any series of Preferred Stock including but not limited to the following.

(a) The rate of dividend, the time of payment of dividends, whether dividends are cumulative, and the date from which any dividends shall accrue;

(b) Whether shares may be redeemed, and, if so, the redemption price and the terms and conditions of redemption;

(c) The amount payable upon shares in the event of voluntary or involuntary liquidation;

(d) Sinking fund or other provisions, if any, for the redemption or purchase of shares;

(e) The terms and conditions on which shares may be converted, if the shares of any series are issued with the privilege of conversion;

(f) Voting powers, if any, provided that if any of the Preferred Stock or series thereof shall have voting rights, such Preferred Stock or series shall vote only on a share for share basis with the Common Stock on any matter, including but not limited to the election of directors, for which such Preferred Stock or series has such rights; and

(g) Subject to the foregoing, such other terms, qualifications, privileges, limitations, options, restrictions, and special or relative rights and preferences, if any, of shares or such series as the Board of Directors of the Corporation may, at the time so acting, lawfully fix and determine under the laws of the State of Nevada.

                                    ARTICLE 3
                                    ---------
                             PURPOSE OF CORPORATION
                             ----------------------

The  purpose  of  the  corporation  shall  be:     any  lawful  purpose.
                                                   --------------------


                                    ARTICLE 4
                                    ---------
                                  OTHER MATTERS
                                  -------------

No  other  matters.


                                    ARTICLE 5
                                    ---------
                  APPROVAL OF RESTATED ARTICLES BY SHAREHOLDERS
                  ---------------------------------------------

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment/restated articles is: [@]%.
                                                                           -----


ARTICLE  6
                              OFFICERS' SIGNATURES
                              --------------------



__________________________                    ____________________________
Fernand Leloroux, President                   Cyril Heitzler, Secretary

                           BURRARD TECHNOLOGIES, INC.

                                     PROXY

    FOR THE SPECIAL MEETING OF THE SHAREHOLDERS OF BURRARD TECHNOLOGIES, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints FERNAND LELOROUX and CYRIL HEITZLER with full power of substitution as proxy to vote the shares which the undersigned is entitled to vote at the special meeting of BURRARD TECHNOLOGIES, INC., a Nevada corporation (the "Company") to be held at 340 Rue de la Gare, Pringy, 74370, France on March 25, 2002 at 11:00 a.m. (Local Time), and at any adjournments thereof.

Please  mark  your  votes  as  indicated   [X]

This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE NAME CHANGE TO BLUE INDUSTRIES INC., THE INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AND THE AUTHORIZATION OF A CLASS OF 100,000,000 SHARES OF PREFERRED STOCK.

1.  Name  Change  to  Blue  Industries  Inc.

                      FOR  name  change      NOT  FOR  name  change
                          [__]               [__]

2. Increase the Number of Authorized Shares of Common Stock to 50,000,000 shares

                      FOR  Increase          NOT  FOR  Increase
                          [__]               [__]

3.  Authorize  100,000,000  shares  of  Preferred  Stock

                      FOR  Authorization     NOT  FOR  Authorization
                          [__]               [__]

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Total  Number  of  Shares  Held:   ______________

Please  Print  Name:               ______________________

Date:                              _________________,  2002


                                   ______________________
                                   Signature  of  Shareholder:

                                   ______________________
                                   Signature of Shareholder,
                                   if  held  jointly